GMO Small Cap Quality Fund Investment Strategy - GMO Small Cap Quality Fund	Feb. 28, 2025
Prospectus [Line Items]
Strategy [Heading]	Principal investment strategies
Strategy Narrative [Text Block]	GMO seeks to achieve the Fund’s investment objective by investing the Fund’s assets primarily in equities of U.S. small-cap companies that GMO believes to be of high quality. GMO believes a high quality company generally to be a company that has an established business that will deliver a high level of return on past investments and that will use cash flows to make investments with the potential for a high return on capital or to return cash to shareholders through dividends, share buybacks, or other mechanisms. In selecting securities for the Fund, GMO uses a combination of investment methods, typically considering both systematic factors, based on profitability, profit stability, leverage, and other publicly available financial information, and judgmental factors, based on GMO’s assessment of future profitability, capital allocation, growth opportunities, and sustainability against competitive forces. GMO also may rely on valuation methodologies, such as discounted cash flow analysis and multiples of price to earnings, revenues, book values or other fundamental metrics. The Fund also is permitted to invest directly and indirectly (e.g., through underlying funds or derivatives) in equities of companies tied economically to any country in the world, including emerging countries. At times, the Fund may have substantial exposure to a single asset class, industry, sector and companies with similar market capitalizations. The Fund may invest in securities of companies of any market capitalization. The factors GMO considers and investment methods GMO uses can change over time. GMO does not manage the Fund to, or control the Fund’s risk relative to, any securities index or securities benchmark. As an alternative to investing directly in equities, the Fund may invest in exchange-traded and over-the-counter (OTC) derivatives and exchange-traded funds (ETFs). The Fund also may invest in derivatives and ETFs in an attempt to obtain or adjust elements of its long or short investment exposure. Derivatives used may include futures, options, forward currency contracts, and swap contracts. In addition, the Fund may lend its portfolio securities. Under normal circumstances, the Fund invests directly and indirectly at least 80% of its assets in equities of small-cap companies (see “Name Policies”). The term “small-cap companies” means companies whose market capitalization at the time of investment is less than that of the companies in the bottom decile of market capitalization of the MSCI US IMI Index or that are included in the S&P SmallCap 600 Index. As of May 31, 2025, the market capitalization of companies comprising the bottom decile of the MSCI US IMI Index by market capitalization ranged from approximately $65.7 million to $14.0 billion. As of May 31, 2025, the market capitalization for the companies comprising the S&P SmallCap 600 Index ranged from approximately $185.1 million to $8.2 billion. The Fund also may invest in U.S. Treasury Fund, in money market funds unaffiliated with GMO, and directly in the types of investments typically held by money market funds.